Rule 497(e)
                                      Registration Nos. 333-182308 and 811-22717


                      FIRST TRUST EXCHANGE-TRADED FUND VI

                   DEVELOPED INTERNATIONAL EQUITY SELECT ETF
                       EMERGING MARKETS EQUITY SELECT ETF
                                 (the "Funds")

            SUPPLEMENT TO THE FUNDS' PROSPECTUS DATED JUNE 21, 2017

                              DATED JUNE 27, 2017

      1. Notwithstanding anything to the contrary in the Funds' Prospectus, the first sentence of the second paragraph of the section entitled "Summary Information-Developed International Equity Select ETF-Principal Investment Strategies" is replaced with the following:

      The Index is designed to select low volatility developed markets (excluding the United States) securities that are included in the Nasdaq Developed Markets Ex-US Large Mid Cap Index (the "Base Index").

      2. Notwithstanding anything to the contrary in the Funds' Prospectus, the first sentence of the second paragraph of the section entitled "Summary Information-Emerging Markets Equity Select ETF-Principal Investment Strategies" is replaced with the following:

      The Index is designed to select low volatility emerging market securities that are included in the Nasdaq Emerging Markets Large Mid Cap Index (the "Base Index").

    PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FUTURE REFERENCE